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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 24, 1998
                               AHL Services, Inc.
             (Exact name of registrant as specified in its charter)


             Georgia                      0-22195                58-2277249
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


3353 Peachtree Road, NE, Atlanta, Georgia                         30326
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (404) 267-2222
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                       This document consists of 3 pages.
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Item 2. Acquisition or Disposition of Assets.

        On July 24, 1998, a wholly owned subsidiary of AHL Services, Inc. (the "Registrant") acquired Gage Marketing Support Services Group and Adistra, LLC (collectively "Gage"), the Minneapolis-based marketing execution and fulfillment business of Gage Marketing Group, LLC, for aggregate consideration of $81.1 million, consisting of $54.1 million in cash, 461,172 shares of AHL common stock (which were valued at $17.0 million) and $10.0 million in convertible promissory notes, (the "Acquisition"). The $54.1 million cash portion of the purchase price consideration was provided by the Registrant's credit facility with a syndicate of banks. In connection with the acquisition, Edwin C. Gage, the President of Gage Marketing Group, LLC, was elected to the Board of Directors of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired:

        Financial statements of Gage will be filed in a Current Report on Form 8-K/A within the permitted time period.

        (b) Pro Forma Financial Information:

        Pro Forma financial statements of Gage will be filed in a Current
          Report on Form 8-K/A within the permitted time period.

        (c) Exhibits:

         2.1 - Purchase Agreement, dated as of June 17, 1998, between and among AHL Services, Inc., Gage Marketing Group, LLC, Adistra, LLC and the members of Adistra, LLC named in Schedule 2.1 thereto.

         2.2 - First Amendment to Purchase Agreement, dated as of July 24, 1998, between and among AHL Services, Inc., Gage Marketing Group, LLC, Adistra, LLC and the members of Adistra, LLC named in Schedule
               2.1 thereto.

         4.1 - Convertible Subordinated Promissory Note, dated July 24, 1998.

        10.1 - Registration Rights Agreement, dated July 24, 1998, by and between AHL Services, Inc. and Gage Marketing Group, LLC.

        10.2 - Consulting Agreement, dated July 24, 1998, by and between AHL Services, Inc. and Edwin C. Gage.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 AHL Services, Inc.
                                 (Registrant)

Date:  August 10, 1998           By: /s/ David L. Gamsey
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                                     David L. Gamsey
                                     Vice President and Chief Financial Officer
                                     (On behalf of the Registrant and as Chief
                                     Accounting Officer)